SCHEDULE 14A INFORMATION

  Revocation Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}Preliminary Proxy Statement (Revocation of Consent Statement) {_}Definitive Proxy Statement (Revocation of Consent Statement)
  {_}Definitive Additional Materials
  {X}Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                    GREAT WESTERN FINANCIAL CORPORATION
                 -----------------------------------------
                (Name of Registrant as specified in its charter)

                    GREAT WESTERN FINANCIAL CORPORATION
                  -----------------------------------------
                  (Name of person(s) filing proxy statement)

  Payment of Filing Fee (Check the appropriate box):
  {X}  No fee required.
  {_} Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1)  Title of each class of securities to which transaction applies:
  (2)  Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _______________________________

  (4)  Proposed maximum aggregate value of transactions:  _________________
  (5)  Total fee paid.
  --------

  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registra-tion statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:  ___________________________________________
  (2)  Form, Schedule or Registration Statement No.:  _____________________
  (3)  Filing Party:  _____________________________________________________
  (4)  Date Filed:  _______________________________________________________